UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The unaudited pro forma condensed consolidated financial statement information set forth below is presented to reflect the pro forma effects of the following transaction as if they occurred on the dates indicated as discussed below:

     GTJ REIT, Inc. ("the Company") plans to issue a total of approximately 13,769,122 shares of which 10,000,000 shares of common stock are for a planned reorganization ("the Reorganization") of three affiliated New York Corporations Green Bus Lines, Inc., ("Green") Triboro Coach Corporation, ("Triboro") Jamaica Central Railways, Inc., ("Jamaica"), collectively referred to the "Bus Companies". The additional 3,769,122 represent shares to be issued to the shareholders of the Bus Companies for undistributed earnings and profits through the date of the REIT election.

     The combined value of the Bus Companies has been computed based on the value of each of the Bus Companies, (Green--$72,994,699; Triboro--$66,402,135 and Jamaica--$34,034,963), to produce a total net asset value of the Bus Companies of $173,431,797.

     The Reorganization will be accounted for under the purchase method of accounting as required by Statement of Financial Accounting Standards No. 141 "Business Combinations", ("SFAS No. 141") issued by the Financial Accounting Standards Board. Since the Company has been formed to issue equity interests to effect a business combination, as required by SFAS No. 141, one of the existing combining entities shall be determined to be the acquiring entity. Under SFAS No. 141, the acquiring entity is the combining entity whose owners as a group retained or received the larger portion of the voting rights in the combined entity. As a result of the Reorganization, Green shareholders will have a
42.088% voting interest, Triboro shareholders will have a 38.287% voting interest, and Jamaica shareholders will have a 19.625% voting interest. Additionally, under SFAS No. 141, in determining the acquiring entity, consideration shall be given to which combining entity initiated the combination and whether the assets, revenues, and earnings of one of the combining entities significantly exceed those of the others.

     Green's assets at December 31, 2006 total $23.9 million as compared to Triboro's assets of $19.4 million, and Jamaica's assets of $10.2 million, and Green's revenues on a going forward basis exceeded that of Triboro and Jamaica. As a result of these facts, Green is deemed to be the accounting acquirer for this transaction.

     Under the purchase method of accounting, Triboro's and Jamaica's assets and liabilities were acquired and will be recorded at their fair values.

     The unaudited pro forma condensed consolidated balance sheet has been prepared as if the Reorganization had occurred on December 31, 2006. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 gives effect to the unaudited pro forma adjustments necessary to account for the Reorganization.

     The unaudited pro forma condensed historical consolidated statements of operations for the year ended December 31, 2006 is based on the historical financial statements of the Bus Companies, GTJ Co., Inc. ("GTJ") and Command Bus Company, Inc. ("Command") and give effect to the merger as if it had occurred on January 1, 2006. The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not necessarily indicative of what the Company's actual consolidated financial position or results of operations would have been had the merger and the reorganization been consummated on the date indicated above, nor is it necessarily indicative of the future consolidated financial position or results of operations of the Company. The unaudited pro forma adjustments are based on estimates and assumptions, which are preliminary and have been made solely for the purpose of developing such pro forma information. The purchase accounting allocations made by management in connection with the unaudited pro forma condensed consolidated financial information are based on assumptions and estimates of management, and appraisals performed on Triboro's and Jamaica's fixed assets and GTJ's business and are subject to reallocation when the final purchase accounting takes place after consummation of the merger.

     The unaudited pro forma condensed consolidated financial statement information is based on, and should be read together with the Bus Companies, GTJ and Command's financial statements as of December 31, 2006 and for the year ended December 31, 2006, which are found elsewhere in this Form 8K/A.

     The newly combined entity with Green as the acquiring entity will be merged into the Company.


                                 GTJ REIT, INC.

             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2006
                                 (in thousands)

                                                                                   GTJ
                                                                                   REIT,
                                                             Pro-                  Inc.       Pro-
                       Green    Triboro  Jamaica             forma                 His-       forma     GTJ
                       Histor-  Histor-  Histor-             Adjust-    Adjusted   tor-       Adjust-   REIT,
                       ical     ical     ical      Total     ments      Green      ical       ments     Inc.
                       -------  -------  -------   ------    -------    --------   ----       -------   -----
ASSETS
CURRENT ASSETS:

Cash and cash
equivalents            $9,519  $4,833   $ 1,990   $16,342   $2,807(c)  $  20,060   $ 8    $20,000 (f)   $18,117
                                                               911(d)                     (20,000)(e)
                                                                                           (1,951)(g)         -
Accounts receivable         -       -         -         -    6,519(c)      6,519     -          -         6,519
Operating subsidies
receivable and other
amounts due from the
City of New York          492   1,752       941     3,185      146(d)      3,331     -          -         3,331
Due from bus companies    358     358         -       716    (716)(b)          -     -          -             -
Due from affiliated
companies               5,044   4,483     3,112    12,639     1,783(c)         -     -          -             -
                                                                  -(d)
                                                           (14,422)(b)
Assets from discon-
tinued operations           -       -         -         -       496(c)       496     -          -           496
                                                                  -
                                                                318(d)
Prepaid expenses and
other assets            1,137   1,651       139     2,927     1,048(c)     4,293     -          -        4,293
                        -----  -------  -------    ------    -------    --------   ----    -------      -----


Total current assets   16,550  13,077     6,182    35,809    (1,110)      34,699     8     (1,951)     32,756

Property and equip-
ment, net               1,559   1,758     1,575     4,892    (3,333)(a)   89,882     -          -      89,882
                                                             84,627(a)
                                                               7,304(c)        -     -          -
                                                             (1,994)(c-1)
                                                             (1,614)(c-1)
Restricted cash           451       -         -       451      3,313(c)    3,764     -          -       3,764
Assets from dis-
continued opera-
tions                       -       -         -         -        283(c)      283     -          -         283
Investments in
affiliated companies    1,971   1,971       985     4,927     (4,927)(a)       -     -          -           -
Deferred leasing
commissions             1,221     806       588     2,615          -       2,615     -          -       2,615
Deferred tax assets,
net                       390       7       161       558                    558                          558
Available for sale
securities              1,219   1,360       439     3,018        762(c)    3,780     -          -       3,780
                            -       -         -         -          -           -     -          -           -
Goodwill                                                       4,191(c)        -                            -
                                                              (4,191)(c-1)
                                                                   -

Deposits and other        581     388       244     1,213        451(c)    1,664    400         -       2,064

                        -----  -------  -------    ------    -------    --------   ----    -------      -----

Total                   $23,942  $19,367  $10,174  $53,483  $83,762     $137,245  $408    $(1,951)   $135,702
                        =====  =======  =======    ======    =======    ========   ====    =======      =====


LIABILITIES AND
EQUITY CURRENT
LIABILITIES
Accounts payable            $17   $   23   $     -  $   40  $ 1,712(c)     $1,752   $ -    $     -    $  1,752
Income tax payable        4,840      477     1,465   6,782       -          6,782     -          -       6,782
Line of credit                -        -         -        -     420(c)        420     -          -         420
Note payable                  -        -         -        -   1,666(c)      1,666     -     20,000(f)   21,666
Liabilites from dis-
continued operations          -        -         -        -     858(c)        858     -          -         858
Deferred tax liabilities,
net                                  185                185                   185                          185
Due to affialated
companies                 1,183      225       598    2,006   11,291(c)         -     -          -           -
                                                                 729(d)
                                                            (14,026)(b)
Due to bus companies          -        -       716      716    (716)(b)         -     -          -           -

                                                               2,980(c)
Accrued expenses and
 other                     908      365        548    1,821       20(d)     4,821   439          -        5,260
                        -----  -------   -------    ------    -------    --------   ----    -------      -----

Total current lia-
bilities                 6,948    1,275      3,327   11,550   4,934        16,484    439     20,000      36,923

Other liabilities            -        -          -        -     189(c)        189      -          -         189
Deferred tax liabilities,
net                                                             697(c)        697                           697
Unpaid losses and
loss adjustment
expenses                      -       -          -        -   4,525(c)      4,525      -          -       4,525
Liabilities from
discontinued opera-
tions                         -       -          -        -      95(c)         95      -          -          95
                        -----  -------   -------    ------    -------    --------   ----    -------      -----

Total liabilities         6,948   1,275     3,327   11,550   10,440       21,990    439     20,000      42,429
                        -----  -------  -------    ------    -------    --------   ----    -------      -----


Common stock                377      127        17      521   (144)(a)       377      -      (377)(e)        1
                                                              1,000(c)                           1(e)
                                                                500(d)                           -
                                                            (1,500)(a)

Additional-paid-
in-capital                    -        -         -        -     998(c)          -             377(e)
                                                             104,240(a)    97,187     -                 97,564
                                                                   -
                                                                 144 (a)
                                                              (7,799)(c-1)
                                                                (396)(b)
                                                                  126(d)                    42,057(e)
                                                                2,528(c)       -            (1,951)(g)
Retained earnings
(deficit)               16,189   17,946     6,835    40,970  (24,781)(a)   17,251   (31)   (62,058)(e)   (4,732)
                                                              (1,592)(a)
Accumulated compre-
hensive (loss) income      428       19       (5)       442       (2)(c)     440      -          -          440
                        -----  -------  -------    ------    -------    --------   ----    -------      -----
                        16,994   18,092    6,847     41,933   73,322     115,255    (31)   (21,951)      93,273
                        -----  -------  -------    ------    -------    --------   ----    -------      -----


Total liabilities and
 equity                 $23,942 $19,367  $10,174    $53,483 $ 83,762    $137,245   $408    $(1,951)    $135,702
                        =======  =======  =======   ======    =======    ========   ====    =======    =====

                                 GTJ REIT, INC.

               UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006
                      (in thousands, except per share data)



                                                                                       GTJ
                                                               Pro                     REIT     Pro
                            Green    Triboro  Jamaica          Forma                   INC.     Forma
                            Histor-  Histor-  Histor-          Adjust-     Adjusted    Hist-    Adjust-  GTJ REIT,
                            ical     ical     ical     Total   ments       Green       orical   ments    Inc.
                            -------  -------  -------  -----   -------     ---------   ------   -------  --------

Operating revenue           $     -  $    -   $    -   $    -  $33,063(i)  $ 33,063   $    -   $   -     $33,063

Rental income                 3,908   2,612    1,641    8,161    1,948(i)    10,109        -       -      10,109
                            -------  -------  -------  -----   -------     ---------   ------   -------  --------
    Total                     3,908   2,612    1,641    8,161   35,011       43,172        -       -      43,172

Operating expenses-other          -       -        -        -   35,313(i)    35,313       31       -      35,344

Operating expenses-rental
operations                      940     520      594    2,054      785(i)     2,839       -    1,951(j)    4,790
                            -------  -------  -------  -----   -------     ---------   ------   -------  --------
Income (loss) from
operations                    2,968   2,092    1,047    6,107   (1,087)       5,020     (31)  (1,951)      3,038

                                                                  (612)(h)
Other income (expense)            -       -        -        -      (33)(i)     (645)      -                 (645)
                            -------  -------  -------  -----   -------     ---------   ------   -------  --------

Income (loss) from
continuing operations
 before income taxes          2,968   2,092    1,047    6,107  (1,732)        4,375     (31)   (1,951)    2,393
Provision for income tax
expense (benefit)             1,516   1,035      494    3,045     729(i)      3,774       -    (3,774)        -
                            -------  -------  -------  -----   -------     ---------   ------   -------  --------

Income (loss) from
continuing operations
before income loss
of unconsolidated
affiliates                    1,452   1,057      553    3,062  (2,461)          601     (31)    1,823     2,393

Income (loss) from
affiliates                     (501)   (501)   (251)   (1,253) 1,253(h)           -       -         -         -
                            -------  -------  -------  -----   -------     ---------   ------   -------  --------

Income (loss) from
continuing  operations       $  951   $ 556   $  302  $1,809   $(1,208)    $    601    $(31)   $1,823    $2,393
                            =======   ======  =======  =====   =======     =========   ======   =======  ========

Income (loss) per common
share

     Basic                        -      -       -         -       -            -         -        -     $ 0.17
                                                                                                         =======
     Diluted                      -      -       -         -       -            -         -        -     $ 0.17
                                                                                                         =======



Weighted average common
   shares outstanding

     Basic                        -      -       -         -       -            -          -        -      13,769
                                                                                                          =======
     Diluted                      -      -       -         -       -            -          -        -      13,769
                                                                                                           =======


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL INFORMATION

Basis of Presentation

(1) Gives effect to the proposed issuance of 13,769,122 shares of common stock held by the GTJ REIT relating to the Reorganization of the Bus Companies. The mergers will be accounted for under the purchase method of accounting as required by SFAS No. 141. Since the Company has been formed to issue equity interests to effect a business combination, as required by SFAS No. 141, one of the existing combining entities shall be determined to be the acquiring entity. Under SFAS No. 141, the acquiring entity is the combining entity whose owners as a group retained or received the larger portion of the voting rights in the combined entity. As a result of the Reorganization, Green will have a 42.088% voting interest, Triboro will have a 38.287% voting interest, and Jamaica will have a 19.625% voting interest. Additionally, under SFAS No. 141, in determining the acquiring entity, consideration shall be given to which combining entity initiated the combination and whether the assets, revenues, and earnings of one of the combining entities significantly exceed those of the others.

Green's assets at December 31, 2006 total $24.1 million as compared to Triboro's assets of $20.0 million, and Jamaica's assets of $10.3 million, and Green's revenues on a going forward basis will exceed that of Triboro and Jamaica. As a result of these facts, Green is deemed to be the accounting acquirer for this transaction.

Under the purchase method of accounting, Triboro's and Jamaica's assets and liabilities were acquired and will be recorded at their fair value.

The unaudited pro forma condensed consolidated balance sheet has been prepared as if the Reorganization had occurred on December 31, 2006. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 gives effect to the unaudited pro forma adjustments necessary to account for the Reorganization.

The unaudited pro forma condensed historical consolidated statements of operations for the year ended December 31, 2006 is based on the historical financial statements of the Bus Companies and give effect to the merger as if it had occurred on January 1, 2006. The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not necessarily indicative of what the Company's actual consolidated financial position or results of operations would have been had the merger and the reorganization been consummated on the dates indicated above, nor is it necessarily indicative of the future consolidated financial position or results of operations of the Company. The unaudited pro forma adjustments are based on estimates and assumptions, which are preliminary and have been made solely for the purpose of developing such pro forma information. The purchase accounting allocations made by management in connection with the unaudited pro forma condensed consolidated financial information are based on the assumptions, estimates of management, and appraisals performed on Triboro's and Jamaica's fixed assets and are subject to reallocation when the final purchase accounting takes place after consummation of the merger.

The unaudited pro forma condensed consolidated financial statement information is based on, and should be read together with the Bus Companies, GTJ and Command's financial statements for the year ended December 31, 2006 which are found elsewhere in this Form 8K/A and the Company's financial statements for the period from June 23, 2006 (date of inception) through December 31, 2006. Green as the acquiring entity will be merged into the Company.

The combined net value of each of the Bus Companies, (Green--$72,994,699; Triboro--$66,402,135 and Jamaica--$34,034,963), to produce a total net asset value of the Bus Companies of $173,431,797. Based on the valuations of the real properties and outdoor maintenance businesses, and the paratransit business, and considering the ownership of the same in whole or in part by each of the Bus Companies, the relative valuation of each of the Bus Companies (as part of the Reorganization) is Green--42.088%, Triboro--38.287% and Jamaica--19.625%.

Accordingly, under the Reorganization, 10,000,000 shares of our common stock will be distributed 4,208,800 shares to the shareholders of Green, 3,828,700 shares to the shareholders of Triboro and 1,962,500 shares to the shareholders of Jamaica, in such case in proportion to the outstanding shares held by such shareholders of each Bus Company, respectively.

As part of becoming a REIT, the Company proposes, after the Reorganization, to make a distribution of the Bus Companies' historical undistributed earnings and profits, calculated to be an estimated $62,000,000. The Company would distribute up to $20,000,000 in cash, and also make available for distribution 5,564,454 shares of the Company's common stock, valued at $11.14 per share calculated as follows:

Total Value of the Company                          $ 173,431,797
Assumed E&P--Cash distribution                         20,000,000
                                                     ------------

Total value after cash distribution                   153,431,797
Assumed E&P--Stock distribution                        42,000,000
                                                     ------------

Total value after stock distribution                $ 111,431,797
                                                     ------------

Reorganization shares                                  10,000,000
Share Value Post Earnings and Profits               $       11.14
                                                     ------------


Each shareholder may elect a combination of cash and stock, or exclusively cash or stock. If more than $20,000,000 of cash is elected in the aggregate, cash distributed to each shareholder electing to receive some or all of his or her distribution in cash will be reduced such that the aggregate cash distribution will total $20,000,000, and the balance of the distribution to each such stockholder will be made in our common stock. For the purposes of the pro forma, the Company assumed that $20,000,000 would be distributed in cash and 3,769,122 shares (with an approximate value of $42,000,000) would be distributed.

     The Bus Companies discontinued operations have not been included in the pro forma presentation.

Pro Forma Condensed Consolidated Balance Sheet at December 31, 2006

Pro Forma Adjustments

     The total pro forma consideration as shown in the table below is allocated to the assets of Triboro and Jamaica as if the transaction had occurred on December 31, 2006.

     The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and is not necessarily indicative of what the Company's actual financial position or results of operations would have been had the merger and the reorganization been consummated on the dates indicated above, nor is it necessarily indicative of the future financial position or results of operations of the Company. The unaudited pro forma adjustments are based on estimates and assumptions, which are preliminary and have been made solely for the purpose of developing such pro forma information. The purchase accounting allocations made by management in connection with the unaudited pro forma condensed consolidated financial information are based on assumptions, estimates of GTJ's business and management, and appraisals performed on Triboro's and Jamaica's fixed assets and are subject to reallocation when the final purchase accounting takes place after consummation of the merger.


                                                        Triboro           Jamaica        Total

Issuance of Stock                                  $     66,402    $      34,035   $     100,437
                                                         ------           ------         -------
Total                                                    66,402           34,035         100,437
Preliminary allocation of purchase price:
Fair value of property and equipment                     38,398           22,417          60,815
Fair value of real property through its
ownership interest in GTJ (60%)                          15,875            7,937          23,812
Fair value of operating assets and
liabilities through its ownership interest                2,382            1,192           3,574
in GTJ

Fair value of current assets acquired                     8,236            3,070          11,306

Historical value of other assets acquired                 2,561            1,432           3,993
Historical value of liabilities assumed                  (1,050)          (2,013)         (3,063)
                                                         -------          ------          -------

                                                   $     66,402    $      34,035   $     100,437
                                                         ======           ======         =======

(a) Reflects the fair value of the assets acquired and liabilities assumed and elimination of GTJ's and Command's common stock (See (c) and (d) below) and 60% of the retained earnings of GTJ and Command.

(b)  The  intercompany  adjustments  reflect  the  elimination  of  intercompany
accounts  necessary  to  prepare  consolidated   financial   statements.   These
adjustments are summarized as follows:


o The elimination of $358,000 receivable/payable between Green Bus and Jamaica, since the companies will be consolidated.
o The elimination of $4.7 million receivable/payable between Green and GTJ, Inc. since the companies will be consolidated.
o The elimination of $1,971, investment in affiliates, and investments in affiliates between Green and GTJ and Command since the companies will be consolidated.
o The elimination of $358,000 receivable/payable between Triboro and Jamaica, since the companies will be consolidated.
o The elimination of $4.3 million receivable/payable between Triboro and GTJ, since the companies will be consolidated.
o The elimination of $1,971, investment in affiliates, and investments in affiliates between Triboro and GTJ and Command, since the companies will be consolidated.
o The elimination of $2.4 million receivable/payable between Jamaica and GTJ, since the companies will be consolidated.
o The elimination of $985,000, investment in affiliates, and advances in affiliates between Jamaica and GTJ and Command, since the companies will be consolidated.

c) Prior to the merger, Green and Triboro each held a forty percent ownership interest in GTJ and Jamaica held the remaining twenty percent ownership in GTJ. Upon completion of this transaction, Green will own a hundred percent ownership interest in GTJ. In order to properly reflect this transaction, the pro forma balance sheet will reflect the assets and liabilities of GTJ at historical cost, plus a pro rata fair value adjustment which has been allocated to those assets whose fair values are in excess of historical cost. The following reflects the historical balances of GTJ prior to the merger with Green. The balances are as follows:


Cash and cash equivalents                                     $         2,807
Accounts receivable                                                     6,519
Due from affiliated companies                                           1,783
Assets from discontinued operations-current                               496
Note receivable                                                            40
Prepaid expenses and other current assets                               1,007
Property and equipment, net                                             7,304
Restricted cash                                                         3,313
Assets from discontinued operations-long-term                             283
Available for sale securities                                             762
Goodwill                                                                4,191
Deposits                                                                  452
                                                              ---------------
 Total assets                                                 $        28,957
                                                              ---------------
Accounts payable                                              $         1,713
Line of credit                                                            420
Note payable - bank                                                     1,666
Deposit liability                                                          46
Liabilities from discontinued operation-current                           858
Due to affiliated companies                                            11,291
Deferred tax liabilities, net-current                                      23
Other current liabilities                                                 900
Accrued expenses and other                                              2,010
Other liabilities-long-term                                               190
Unpaid losses and loss adjustment expenses                              4,525
Deferred tax liabilities, net-noncurrent                                  697
Liabilities from discontinued operation-long term                          94
                                                              ---------------
 Total liabilities                                                     24,433
Common stock                                                            1,000
Additional-paid-in-capital                                                998
Retained earnings                                                       2,528
Accumulated comprehensive loss                                             (2)
                                                              ---------------
 Total liabilities and equity                                 $        28,957
                                                              ===============

c-1) In accordance with SFAS 141, to record the adjustments to reflect Green's acquisition of the remaining sixty percent ownership of GTJ's assets and liabilities that it did not already own.


Eliminate the pro rata share of the historical basis of the
real estate assets acquired (60%)                                      $(1,994)
Eliminate the existing goodwill recorded on the books of GTJ            (4,191)
Excess of acquired net assets over cost (60%)                           (1,614)
                                                                       --------
                                                                       $(7,799)
                                                                       ========

(d) To record the historical balances of Command.
(e) To record shares issued in the reorganization and the payment of the dividend distribution in the amount of $20.0 million in cash 3,769,122 shares of stock valued at $11.14 per share to the shareholders.
(f) To record the borrowing of $20.0 million of GTJ REIT, Inc.'s proposed credit line facility to be used to pay the cash part of the dividend distribution.
(g) To record the cash used for the payment of salaries, benefits and interest expense.

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006 (Unaudited)

(h)  Intercompany Adjustments

     o The intercompany adjustments reflect the elimination of intercompany accounts necessary to prepare consolidated financial statements. These adjustments are summarized as follows:
     o The elimination of Green's $501,000 equity loss of the GTJ and Command since both will be consolidated.
     o The elimination of Triboro's $501,000 equity loss of the GTJ and Command, since both will be consolidated.
     o The elimination of Jamaica's $251,000 equity loss of the GTJ and Command, since both will be consolidated.
     o The elimination of $612,000 service fees charged to the Bus Companies by Varsity Transit, Inc, which is part of the GTJ and will be consolidated.
(i)  To record the historical statement of operations for GTJ.

(j)  Pro Forma Adjustments

     o Effect of interest expense on the borrowing of $20.0 million of GTJ REIT, Inc.'s credit facility to be used to pay the cash part of the dividend distribution to the shareholders and payment of salaries and benefits.